SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the registrant |X|
                 Filed by a Party other than the Registrant |_|

Check the appropriate box:
   |_|  Preliminary Proxy Statement              |_|  Confidential, For Use
   |X|  Definitive Proxy Statement                    of the Commission Only
   |_|  Definitive Additional Materials               (as permitted by Rule
   |_|  Soliciting Material Pursuant to               14a-6(e)(2))
        Rule 14a-11(c) or Rule 14a-12

                             AUTO DATA NETWORK, INC.

                (Name of Registrant as Specified in Its Charter)

                                      (NA)
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                               |X| NO FEE REQUIRED

  |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

              |_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement no.:

(3)   Filing party:

(4)   Date filed:

                             AUTO DATA NETWORK, INC.

                NOTICE AND PROXY STATEMENT FOR ACTION TO BE TAKEN
             BY WRITTEN CONSENT IN LIEU OF A MEETING OF STOCKHOLDERS

To the stockholders of Auto Data Network, Inc.:

Attached hereto is a Proxy Statement which solicits the written consent of the stockholders of Auto Data Network, Inc., a Delaware corporation (the "Company"), to authorize and approve an amendment to the Company's Certificate of Incorporation which increases the number of authorized shares of common stock, par value $.001 (the "Common Stock"), of the Company from 50,000,000 shares to 75,000,000 shares. This proposal (the "Proposal") is described in detail in the Proxy Statement attached to this notice which Proxy Statement is incorporated herein by this reference. The Board of Directors has determined that it is necessary to authorize additional shares of Common Stock so that such will be available (a) for issuance upon conversion to common stock of the Series D-1 Preferred Stock Issued, and Series D-2 Preferred Stock issuable to CarParts Technologies, Inc. (the "CarParts Transaction") in connection with the Company's August 2, 2004 acquisition of CarParts; and (b) for issuance in a private placement to investors, the proceed of which are to be used to acquire of DCS Automotive Holdings Limited (the "DCS Automotive Transaction"). The Board of Directors has also determined that it is in the best interests of the Company to authorize additional shares of Common Stock so that such will be available to permit future stock dividends, if any, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by the Company's Certificate of Incorporation, Certificates of Designation or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to solicit such approval as of the earliest possible date. In order to accomplish this objective, the Board of Directors is hereby soliciting the approval of the Proposal by stockholders by written consent, in lieu of a meeting of stockholders.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Christopher R. Glover
                                ----------------------------------------------
                                CHRISTOPHER R. GLOVER, CHIEF EXECUTIVE OFFICER

New York, New York
September 3, 2004

                             AUTO DATA NETWORK, INC.
                                   19TH FLOOR
                                712 FIFTH AVENUE,
                          NEW YORK, NEW YORK 10019-4108

                                 PROXY STATEMENT
                                       FOR
                      STOCKHOLDER ACTION BY WRITTEN CONSENT

To our stockholders:

The Board of Directors of Auto Data Network, Inc. (the "Company") is furnishing this Proxy Statement to you to solicit your approval, by written consent, of an amendment to the Company's Certificate of Incorporation which increases the number of authorized shares of common stock, par value $.001 (the "Common Stock"), of the Company from 50,000,000 shares to 75,000,000 shares.

We are mailing this Proxy Statement to you on or about September 7, 2004, together with the accompanying Consent Card.

The procedure for indicating approval of the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares to 75,000,000 shares ("Proposal No. 1") is described in detail in this Proxy Statement.

                              GENERAL INFORMATION

PRIOR REVIEW

Although copies of these proxy materials have been filed with and examined by the Securities and Exchange Commission (the "Commission"), such filing and examination by the Commission does not represent and shall not be deemed to be a finding that the materials are accurate or complete or not false or misleading or that the Commission has passed upon the merits of or approved any statement contained in the materials or any matter to be acted upon by the security holders. No representation to the contrary has been made or should be implied. Any representation to the contrary is a criminal offense.

NO FALSE OR MISLEADING STATEMENTS

To the best of the Company's knowledge, all statements made and contained herein are true at the time made and in the light of the circumstances under which they are being made and are not false or misleading with respect to any material fact or do not otherwise omit any material fact necessary to make the statements herein not false or misleading or to correct any prior statements.

VOTING SHARES AND VOTING RIGHTS

Stockholders of record at the close of business on August 16, 2004 (the "Record Date") are entitled to approve the Proposal. On the Record Date, there were Twenty Nine Million Two Hundred Seventy Three Thousand Nine Hundred Four (29,273,904) shares of Common Stock of the Company issued and outstanding, and Nine Million Two Hundred Forty Six Thousand Five Hundred and Fifty Three (9,246,553) shares of Preferred Stock of the Company issued and outstanding. Each share of Common Stock is entitled to one vote, and each share of Preferred Stock is entitled to that number of votes equal to the number of shares of Common Stock into which it is convertible. The Proposal must be approved by the holders of a majority of the outstanding shares of the Common Stock and the Preferred Stock voting together as a single class.

The beneficial ownership of the Company's Common Stock (after giving effect to the conversion of the Preferred Stock into Common Stock) by certain beneficial owners and by each of the Company's directors and executive officers and all directors and executive officers as a group is set forth below under "Security Ownership of Certain Beneficial Owners and Management."

Under the Company's Bylaws and pursuant to applicable Delaware law, any action which may be taken at any annual or special meeting of the stockholders of the Company may be taken without a meeting and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The matter being considered by the stockholders is being submitted for action by written consent, rather than by votes cast at a meeting. The text of the proposed amendment to the Company's Certificate of Incorporation effecting the increase in authorized Common Stock is set forth in full under "Proposal No. 1 - Increase in Authorized Common Stock." The Proposal will be deemed to have been approved upon receipt by the Company on or prior to September 30, 2004 (the "Termination Date") of Consent Cards approving the Proposal from stockholders holding a majority of the shares of Common Stock and Preferred Stock issued and outstanding on the Record Date. If, however, sufficient written consents have not been received by the Termination Date, the Company reserves the right to extend the solicitation of written consents made hereby except that, under Delaware law, such solicitation may not be extended beyond the date that is sixty (60) days after the earliest dated consent received by the Company.

Any election to extend this consent solicitation will be made by the Company by news release or other similar public announcement. The date on which the Proposal is deemed approved hereunder is referred to as the "Effective Date."

Stockholders are requested to indicate approval of the Proposal by signing the enclosed Consent Card and returning it to the Company.

Execution of the Consent Card will constitute your approval, as a stockholder of the Company, of the Proposal, and if sufficient written consents are received prior to the Termination Date, the Proposal will be deemed to have been approved by the stockholders of the Company. No appraisal or dissenters rights apply to stockholders who do not approve the Proposal. The Company will pay the entire cost of the preparation and mailing of this Proxy Statement and all other costs of this solicitation. After the mailing of this Proxy Statement, the Company's officers, directors and regular employees may solicit the return of Consent Cards in person and by mail, telephone and facsimile. Officers, directors and employees who assist in such activities will not receive additional compensation for doing so.

DELIVERY OF WRITTEN CONSENTS

The Board of Directors requests that each stockholder execute, date and mail the Consent Card in the return envelope provided. THE CONSENT CARD SHOULD BE RETURNED AS SOON AS POSSIBLE AND, IN ANY EVENT, FOR RECEIPT NOT LATER THAN September 30, 2004.

REVOCATION OF WRITTEN CONSENTS

Any Consent Card executed and delivered by a stockholder may be revoked by delivering written notice of such revocation prior to the Effective Date to the Company at the following address: Auto Data Network, Inc., 19th Floor, 712 Fifth Avenue, New York, New York 10019-4108. Consent Cards may not be revoked after the Effective Date.

NOTICE OF EFFECTIVENESS OF PROPOSAL

If the Proposal is approved by stockholders, the Company will promptly give written notice thereof to all stockholders who have not consented to the extent required by Section 228(d) of the Delaware General Corporation Law.

STOCKHOLDER LIST

A complete list of the stockholders entitled to vote on the Proposal will be available for examination by any stockholder, for any proper purpose, during ordinary business hours for a period of ten (10) days prior to the Termination Date at the corporate offices of the Company at 19th Floor, 712 Fifth Avenue, New York, New York 10019-4108.

                                 PROPOSAL NO. 1

THE PROPOSED INCREASE IN AUTHORIZED COMMON STOCK AND PREFERRED STOCK

PURPOSE AND EFFECT

The Company currently has 29,273,904 shares of Common Stock and 9,246,553 shares of Preferred Stock which are issued and outstanding. The principal purpose of the proposed amendment to the Company's Certificate of Incorporation, attached hereto as Annex A, is to authorize additional shares of Common Stock which will be available in connection with the CarParts Transaction and the DCS Automotive Transaction and in the event the Board of Directors determines that it is necessary or appropriate to permit future stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by the Company's Certificate of Incorporation, Certificates of Designations or applicable law.

The additional shares of authorized Common Stock shall have the same rights as all other shares of Common Stock of the Company.

The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by the Company's Certificate of Incorporation, Certificates of Designations or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

Except for the Company's obligations in connection with the CarParts Transaction and the DCS Automotive Transaction and any equity financings which may be necessary in order to support such transactions, we do not have any current intentions, plans, arrangements, commitments or understandings to issue any additional shares of our capital stock.

THE AMENDMENT

FOURTH. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is 100,000,000 shares consisting of: (1) 75,000,000 shares of Common Stock, par value $0.001 per share and (2) 25,000,000 shares of Preferred Stock, par value $0.001 per share. The Preferred Stock shall be issuable in one or more series with such powers, designations, preferences, rights, qualifications, limitations or restrictions as may be determined in the board's sole discretion, with no further authorization by stockholders required for the creation and issuance thereof. When required by law and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the board shall have the express authority to execute, acknowledge and file a certificate of designations, preferences, rights, qualifications, limitations or restrictions of the Preferred Stock.

REQUIRED VOTE

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock of the Company, voting together as a single class, is required to approve the Proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors approved the Amendment on August 16, 2004 and unanimously recommends that the stockholders vote to approve the Amendment. The Board of Directors believes that the Amendment is in the best interests of the Company and its stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of August 16, 2004, by (i) each person whom we know to beneficially own 5% or more of the Common Stock, (ii) each of our directors and executive officers and (iv) all of our directors and executive officers as a group. The number of shares of Common Stock beneficially owned by each stockholder is determined in accordance with the rules of the Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of Common Stock over which the stockholder exercises sole or shared voting or investment power. The percentage ownership of the Common Stock, however, is based on the assumption, expressly required by the rules of the Commission, that only the person or entity whose ownership is being reported has converted or exercised Common Stock equivalents into shares of Common Stock; that is, shares underlying Common Stock equivalents are not included in calculations in the table below for any other purpose, including for the purpose of calculating the number of shares outstanding generally.

                                                     BENEFICIAL       CURRENT
                                                     OWNERSHIP     PERCENTAGE OF
NAME                                                  OF STOCK        CLASS (1)
-----------------------------------------------      ----------    -------------

Christopher Glover (2) ....................           1,517,973        5.19%
Lee Cole (3) ..............................                 -0-         -0-
Lt. Gen. J. W. Morris (4) .................               2,000          *
Linden Boyne (3) ..........................                 -0-         -0-
Ci4, Inc. (5) .............................           5,060,956       17.29%
Rho Management Trust I (6) ................           1,510,208        5.16%
Triage Management LLC (7) .................           1,583,158        5.41%

All officers and
Directors as a group
(3 persons) ...............................           1,519,973        5.19%

* Less than 1% and statistically insignificant

(1) Based on a total of 29,273,904 shares of Common Stock outstanding as of August 16, 2004.

(2)   Brooklands, St. Marks Road, Tunbridge Wells, Kent, TN2 5LU, UK.

(3)   32 Haymarket, Piccadilly, London, SW1Y 4TP, UK.

(4)   Fairfax Drive, Suite Number 5, Arlington, Virginia, USA.

(5)   Care of P.W.C. LLP, Benson House, 33 Wellington Street, Leeds LS14JP, UK.

(6) Assumes all preferred shares held are converted to common stock. Rho Management Trust I of Carnegie Hall Tower, 152 W 57th Street, 23rd Floor, New York, NY, 10019

(7)   401 City Avenue, Suite 526, Bala Cynwyd, PA, 19004

           ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE
               ACCOMPANYING CONSENT CARD IN THE ENCLOSED ENVELOPE.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Christopher R. Glover
                             ----------------------------------------------
                             CHRISTOPHER R. GLOVER, CHIEF EXECUTIVE OFFICER

New York, New York
September 3, 2004

                             AUTO DATA NETWORK, INC.

                                  CONSENT CARD
               THIS CONSENT IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Auto Data Network, Inc. (the "Company") hereby acknowledges receipt of the proxy statement and hereby consents to the amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 50,000,000 shares to 75,000,000 shares.

PLEASE SIGN, DATE AND RETURN THIS CONSENT CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



Dated: September ___, 2004              ----------------------------------------
        (month) (day)
                                        ----------------------------------------

                                        Sign  exactly  as your name  appears  on
                                        your  certificate.  When  signing  as an
                                        attorney,    executor,    administrator,
                                        trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign.

                                     ANNEX A

                           CERTIFICATE OF AMENDMENT TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                             AUTO DATA NETWORK, INC.
                            (A Delaware Corporation)

AUTO DATA NETWORK, INC., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1. The present name of this corporation is AUTO DATA NETWORK, INC. (hereinafter the "Corporation").

2. The Certificate of Incorporation of this Corporation is hereby amended by deleting Article FOURTH in its entirety and replacing it with the following:

"FOURTH. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is 100,000,000 shares consisting of: (1) 75,000,000 shares of Common Stock, par value $0.001 per share and (2) 25,000,000 shares of Preferred Stock, par value $0.001 per share. The Preferred Stock shall be issuable in one or more series with such powers, designations, preferences, rights, qualifications, limitations or restrictions as may be determined in the board's sole discretion, with no further authorization by stockholders required for the creation and issuance thereof. When required by law and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the board shall have the express authority to execute, acknowledge and file a certificate of designations, preferences, rights, qualifications, limitations or restrictions of the Preferred Stock."

The foregoing amendment was duly adopted by the Corporation in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by Christopher R. Glover, Chief Executive Officer, on this __ day of September, 2004.

                 CHRISTOPHER R. GLOVER, CHIEF EXECUTIVE OFFICER